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                                                                 EXHIBIT 10.7.2

                               JO-ANN STORES, INC.

                  LIST OF EXECUTIVE OFFICERS WHO ARE PARTIES TO
                   AN EMPLOYMENT AGREEMENT WITH THE REGISTRANT


The terms of the employment agreements for the following executive officers are the same in all material respects except for the compensation amounts.


-        David Bolen
-        Brian Carney
-        Rosalind Thompson
-        Mike Edwards